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                                                                   EXHIBIT 10.15

            Description of Compensatory Arrangements with Directors

     Amended and Restated Description of Compensatory arrangements between Registrant and its Directors incorporated by reference to the section entitled "Management - Compensation of Directors" in Registrant's form 8K, current report, dated March 8, 1999, Exhibit 99.